UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 31, 2024

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	LPTH	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. ☐

LightPath Technologies, Inc.

Form 8-K

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On January 31, 2024, LightPath Technologies, Inc. (the "Company") filed with the Office of the Secretary of State of the State of Delaware a Certificate of Amendment (the "Certificate of Amendment") to its Certificate of Incorporation (the “Certificate of Incorporation”), increasing the number of authorized shares of common stock of the Company from 50,000,000 to 100,000,000 shares. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein. The Company’s stockholders approved the Certificate of Amendment to the Certificate of Incorporation at its Annual Meeting of Stockholders held on January 31, 2024, as described in Item 5.07 below.

Also on January 31, 2024, the Company filed with the Office of Secretary of State of Delaware a Certificate of Increase (the “Certificate of Increase”) increasing the authorized number of shares of Class A common stock, as designated pursuant to a Certificate of Designations previously filed with the Office of the Secretary of State of the State of Delaware, to 94,500,000 shares. A copy of the Certificate of Increase is attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 31, 2024, the Company held its Annual Meeting of Stockholders (the “Meeting”). A total of 37,539,069 shares of Class A common stock were issued and outstanding as of the record date of the Meeting, December 12, 2023, and a total of 25,113,331 shares of Class A common stock were present or represented by proxy and voted at the Meeting, constituting a quorum. The following proposals, as described in greater detail in our Definitive Proxy Statement filed with the Securities and Exchange Commission on December 20, 2023 (the “Proxy Statement”) were voted on at the Meeting:

Proposal 1 – To elect Class III directors to the Company’s Board of Directors. Our stockholders duly reelected Mr. Sam Rubin and elected Ms. Kim Crider by at least a plurality of the votes cast, to serve as Class III directors until his or her respective successor is elected and qualified or until his or her earlier resignation or removal. The results of the voting were as follows:

	For	Withheld	Broker Non-Votes
Sam Rubin	18,031,739	928,224	6,153,368
Kim Crider	18,052,119	907,844	6,153,368

Proposal 2 – To approve the amendment of the LightPath Technologies, Inc. Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000. Our stockholders approved such amendment to the Certificate of Incorporation. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
21,120,950	3,816,880	175,501	0

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Proposal 3 – To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in the Proxy Statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K. Our stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
16,159,589	1,433,681	1,366,693	6,153,368

Proposal 4 – To hold a stockholder advisory vote on the frequency of stockholder advisory votes to approve the compensation of our named executive officers. Our stockholders approved, on a non-binding, advisory basis, to set the frequency of stockholder advisory votes to approve the compensation of named executive officers’ compensation at every 1 year. The results of the voting were as follows:

	For	Abstain	Broker Non-Votes
Every 1 Year	18,045,764
Every 2 Years	101,970
Every 3 Years	468,271
	18,616,005	343,958	6,153,368

Proposal 5 – To ratify the selection of MSL, P.A. as the Company’s independent registered public accounting firm. Our stockholders ratified the selection of MSL, P.A. as our independent registered public accounting firm for our fiscal year ending June 20, 2024. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
24,714,521	332,593	66,215	0

Item 8.01. Other Events.

Section 205 Petition

On December 1, 2023, the Company filed a petition in the Delaware Court of Chancery (the “Petition”) pursuant to Section 205 of the Delaware General Corporation Law (the “DGCL”), seeking validation of certain prior corporate acts, all of which relate to prior amendments to the Company’s certificate of incorporation. These acts include: (i) the conversion of each issued and outstanding share of the Company’s Common Stock into one share of the Company’s Class A Common Stock, as of October 2, 1995; (ii) the 8 to 1 reverse stock split that occurred on February 28, 2003; (iii) the amendment to the Company’s certificate of incorporation that was filed on March 1, 2016; (iv) the increase in the number of authorized shares of the Company’s Common Stock that occurred on October 30, 2017; and (v) the increase in the number of authorized shares of the Company’s Class A Common Stock that occurred on October 30, 2017.

The Company sought validation of the corporate acts identified in the Petition because certain acts may not have been effected in accordance with the DGCL and because of certain prior disclosures made by the Company regarding brokers’ ability to vote uninstructed shares and the effect of broker non-votes. The foregoing description of the Petition is qualified in its entirety by the complete text of the Petition, a copy of which is filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 4, 2023.

The Delaware Court of Chancery held a hearing on January 30, 2024, regarding the Petition and granted the relief sought therein on all matters.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation of LightPath Technologies, Inc.
3.2	Certificate of Increase to Certificate of Designations of LightPath Technologies, Inc.
99.1	Press release of LightPath Technologies, Inc., dated February 6, 2024 announcing election of new director

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: February 6, 2024	By:	/s/ Albert Miranda
Albert Miranda, Chief Financial Officer

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